FTI Consulting Avondale 1-1 Healthcare Conference Exhibit 99.1 August 14 th , 2013

Cautionary Note About
Forward-Looking Statements
This presentation includes "forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-
looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K, our Current Report on Form  8-K dated May 21, 2013 and in the Company's other filings with the Securities and Exchange Commission, including the risks set forth under “Risks Related to Our Operating Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

FTI Consulting’s Healthcare Offering

Current Industry Backdrop
The prevention, treatment, and management of illness and the preservation of mental and physical well being — provided by the healthcare and life sciences industries — represent one of the largest, fastest growing markets in the global economy
Healthcare in the United States is truly undergoing a game-changing transition
According to a recent American College of Healthcare Executives study, the top three concerns for hospital CEOs are:
The healthcare industry is also one of the most heavily regulated— never before have the operational and regulatory demands and the corresponding risks of compliance been as great
Healthcare growth drivers include: declining hospital margins, lower Medicare and Medicaid spending and healthcare reform
FTI Consulting
provides
solutions
designed to help
healthcare and
life sciences
clients optimize
their
performance in
the short-term
and prepare for
the impending
strategic,
operational,
financial and
legal challenges
of the future
Deteriorating reimbursements, federal and state fiscal budgets and a complete business model shift are the key issues putting pressure on hospitals and health services
This transition presents our healthcare professionals with dynamic growth opportunities in the United States and abroad
Critical capabilities for success under reform include: operations improvement, physician integration, care coordination, clinical performance improvement and strategic rationalization
1. Financial challenges (Medicare & Medicaid reimbursements, government funding cuts, etc.)
2. Patient safety and quality
3. Healthcare reform implementation, ACO (Accountable Care Organizations) and bundled payment models

Health Solutions Overview
FTI Consulting is
one of the
leading providers
of operational,
strategic,
economic and
communications
services to
healthcare
providers, health
insurers and
other related
health services
stakeholders
20
Discrete Healthcare & Life Sciences
Disciplines
$92 million
in revenues¹
450+
Healthcare Clients
Served in Last 3
years
Top 10
Eighth Largest Hospital Management Consulting Practice in the U.S. as ranked by Modern
Healthcare’s 7th Annual Management Consulting Firms Survey³
200+
Healthcare Professionals²

¹ Healthcare and life sciences revenues from Health Solutions practice in fiscal 2012.
³ Source: Modern Healthcare's seventh annual Management Consultant Firms Survey. Published September 3, 2012.
² Healthcare and life sciences professionals in Health Solutions practice as of May 9 th
, 2013.

Assess, Impl
PERFORMANCE IMPROVEMENT/RESTRUCTURI
STRATEGY and ECONOMIC ANALYSIS
INVESTIGATIONS& DISPUTES and DATA ANALYSIS
REGULATORY COMPLIANCE,
STAKEHOLDER COMMUNICATIONS
Complex Operating Environment

FTI CONSULTING

Holistic Healthcare Offering
FTI Consulting works closely with healthcare enterprises to anticipate challenges and identify areas for potential growth.
We provide unparalleled expertise, innovation, and the necessary global reach to achieve success.

Performance
Improvement/Restructuring:
Stakeholder Communications:
Our full scope of services covers
a wide range of transactional
events and clients, including the
restructuring of financially
distressed organizations
We are experienced in operating
and communicating within
politically charged environments
with multiple stakeholders at
national, local and internal
levels
The key objective is to ensure
the communications are
integrated into all aspects of the
change process
Strategic and Economic Analysis:
Our expertise and services involve
in-depth knowledge and
applications that help assess and
transform individual organizations,
and then identify and quantify
expected benefits from broader
transformation or re-alignments at
the market level
IMPROVED
SERVICES
&
RESULTS
Regulatory Compliance
Investigations & Disputes and
Data Analysis:
Increased government
expenditures, changing
regulatory requirements, and
heightened compliance
oversight are impacting all
players in the healthcare arena
By combining our unique
experience with cutting edge data
analysis we assist  all segments
of the industry in conducting
investigations, responding to
litigation, and implementing
processes to prevent  problems in
the first place
FTI Consulting offers a
comprehensive range of services to
healthcare organizations,
particularly in the hospital sector,
which encompasses improving and
transforming operational, financial
and clinical performance

Health Solutions Client Services

Healthcare
Payer
Life Sciences
Strategy, Planning & Revenue Growth
Revenue Cycle/Charge Capture
Supply Chain Management
Labor & Productivity
Clinical Documentation
Physician Enterprise
Financial Advisory Services
Regulatory Compliance, Investigations & Disputes
Government Contract Compliance
Payer/Provider Collaboration
Operational Process Improvement
Data Analytics
Pharmacy Benefit Manager Services
Regulatory Compliance, Investigations & Disputes
Financial Advisory Services
Regulatory Compliance, Investigations & Disputes

Health Solutions Client Value Proposition

Our health solutions professionals mentor clients following turnaround engagements to ensure they are positioned to transfer, institutionalize and sustain turnaround improvements realized.
In today’s increasingly intense regulatory environment, integrity and compliance are the critical foundation for all other healthcare activities.
Building on our experience in many of the largest and most complex healthcare investigations, claims and disputes, our regulatory compliance, investigations and disputes professionals help organizations respond to issues, risks and allegations in whatever form they arise.  This team also helps to prevent problems by assisting clients in developing and implementing effective compliance programs.
Our Strategic Communications professionals have deep communications expertise across a wide range of circumstances, including the restructuring of financially distressed healthcare and life sciences organizations and politically charged environments with multiple stakeholders at national, local and internal levels helping to ensure communications are integrated into all transformational processes.
Our market-leading Economic Consulting professionals bring in-depth knowledge of regulatory risks and opportunities  that assess and transform individual organizations, allowing them to identify and quantify expected benefits from broader market transformations.
Our Technology professionals utilize proprietary software and models to transform raw data into relevant information that underpins our recommendations or supports our client’s positions.
The healthcare industry is facing significant structural changes, requiring every provider to organize around a new set of standards – including value, accountability, quality, efficiency and transparency. Our Health Solutions professionals implement strategies designed to help clients optimize their performance in this dynamic environment.
FTI Consulting’s proven track record of success provides the credibility necessary to win support and buy-in of key internal and external stakeholders, including but not limited to creditors, physicians and payers.

Critical Thinking at the Critical Time ™